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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-25642                    13-3245741
 (State of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

    500 West Jefferson Street
     PNC Plaza - 19th Floor
      Louisville, Kentucky                            40202-2823
(Address of principal executive office)               (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

On October 13, 2004, Commonwealth Industries, Inc. ("Commonwealth") entered into an employment agreement (the "New Employment Agreement") with John J. Wasz, the leader of the aluminum rolling business unit of Commonwealth.

The New Employment Agreement contains provisions relating to Mr. Wasz's compensation and employment arrangements, including, among others, base salary, bonus opportunities, grants of equity incentives and severance obligations of Commonwealth. Certain of the equity incentives and bonus payments are conditional upon the consummation of the previously announced merger (the "IMCO Merger") among Commonwealth, Silver Fox Acquisition Company and IMCO Recycling Inc. Furthermore, pursuant to the New Employment Agreement, Mr. Wasz has agreed that the IMCO Merger will not qualify as a "change in control" for purposes of the Severance Agreement between Commonwealth and Mr. Wasz, dated as of February 1, 1996 (the "Severance Agreement") or Commonwealth's 1997 Stock Incentive Plan or any award agreements thereunder.

The following is a brief summary of the key terms of the New Employment
Agreement:

o        Base salary: $360,000
o        Bonus opportunities:
            o   2004 target: 100% of base salary
            o   2004 maximum: 150% of base salary
            o   2005 target*: 75% of base salary
            o   2005 maximum*: 150% of base salary
o        Equity incentives*:
            o Grant of certain stock options that will "cliff-vest" on September 7, 2007.
            o Grant of certain restricted shares that will vest one-third on the first anniversary of the merger closing date, one-third on the second anniversary and the remainder on the third anniversary.
            o Grant of certain restricted shares that will vest upon the achievement by Mr. Wasz of certain performance goals prior to December 31, 2007.
o Discretionary bonus payment*: $600,000, to be paid within 10 days following the consummation of the IMCO Merger. This payment is in partial consideration for Mr. Wasz agreeing to amend the Severance Agreement, as more fully described below.

The foregoing description of the New Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the New Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
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*        Conditional upon the consummation of the IMCO Merger.

In connection with entering into the New Employment Agreement, on October 13, 2004, Mr. Wasz entered into a letter agreement (the "Severance Agreement Amendment") with Commonwealth, amending the terms of the Severance Agreement.

Pursuant to the Severance Agreement Amendment, certain payments and benefits that would otherwise be payable to Mr. Wasz under the Severance Agreement in the event of a qualifying termination following a change in control have been modified but will only become effective upon Closing of the IMCO Merger. In particular, pursuant to the Severance Agreement Amendment, in the event of a qualifying termination following a change in control, Mr. Wasz will be entitled to the following:

        o   A cash lump sum payment in the amount of:
                 o Two times the highest annual rate of base salary during the 12-month period prior to the date of termination, plus
                 o Two times the greatest of (A) the highest bonus earned during the three fiscal years immediately preceding the fiscal year during which the change in control occurs,
                     (B) target bonus for the fiscal year in which the change in control occurs and (C) target bonus for the fiscal year in which the date of termination occurs, and
        o For two years following date of termination, medical, dental, accident, disability and life insurance benefits on terms that are not less favorable than those that were available to Mr. Wasz prior to the date of termination.

Mr. Wasz would be entitled to greater severance benefits, including three times base salary and target bonus, under his existing Severance Agreement. Additionally, Mr. Wasz has agreed in the Severance Agreement Amendment to delete a provision of his Severance Agreement that would allow him to voluntarily terminate his employment in a certain window period following a qualifying change in control and receive severance benefits under the Severance
Agreement. The Severance Agreement Amendment will be effective as of the date on which the IMCO Merger is consummated.

The foregoing description of the Severance Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits

     Exhibit No.                               Exhibit
     ----------                                -------
        10.1 Employment Agreement, dated as of September 7, 2004, between Commonwealth Industries, Inc. and John J. Wasz.

        10.2 Letter Agreement re: Amendment to Severance Agreement, dated as of September 7, 2004, between Commonwealth Industries, Inc. and John J. Wasz.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                    By /s/ Christopher R. Clegg
                                       ---------------------------------------
                                       Christopher R. Clegg
                                       Vice President, General Counsel
                                       and Secretary


Date:  October 19, 2004

                                   Exhibit Index
                                   -------------
Exhibit
Number                  Description
-------   -----------------------------------------------------

10.1 Employment Agreement, dated as of September 7, 2004, between Commonwealth Industries, Inc. and John J. Wasz.

10.2 Letter Agreement re: Amendment to Severance Agreement, dated as of September 7, 2004, between Commonwealth Industries, Inc. and John
          J. Wasz.